UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

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UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

_______________________

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Sixth Restated Certificate of Incorporation

At the annual meeting of stockholders (the “Annual Meeting”) of United Rentals, Inc. (the “Company”) held on May 4, 2023, stockholders approved amendments to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Fifth Amended and Restated Certificate of Incorporation”) to improve shareholder written consent by reducing the share ownership threshold required to request a record date in connection with a stockholder written consent from 25% to 15% through an amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation. The amendments to the Fifth Amended and Restated Certificate of Incorporation became effective upon the filing of a Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 4, 2023. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, on May 4, 2023, the Company filed a Sixth Restated Certificate of Incorporation (the “Sixth Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware, integrating into a single instrument all of the provisions of the Fifth Restated Certificate of Incorporation which were then in effect and those amendments approved by the stockholders on May 4, 2023. The Sixth Restated Certificate of Incorporation only restated and integrated, and did not further amend, the provisions of the Fifth Restated Certificate of Incorporation. The foregoing description of the Company’s Sixth Restated Certificate of Incorporation is qualified in all respects by reference to the text of the Sixth Restated Certificate of Incorporation, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 4, 2023, the Company held its Annual Meeting at which the stockholders voted: (i) upon the election of José B. Alvarez, Marc A. Bruno, Larry D. De Shon, Matthew J. Flannery, Bobby J. Griffin, Kim Harris Jones, Terri L. Kelly, Michael J. Kneeland, Francisco J. Lopez-Balboa, Gracia C. Martore and Shiv Singh to the Board for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2023; (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; (iv) on an advisory (non-binding) basis on whether an advisory vote on executive compensation should be held every year, every two years or every three years; (v) on a Company proposal to improve shareholder written consent (to amend the Fifth Amended and Restated Certificate of Incorporation to reduce the share ownership threshold to request a record date in connection with a stockholder written consent from 25% to 15%); and (vi) on a stockholder proposal to improve shareholder written consent.

The stockholders (i) elected all eleven directors, (ii) approved the ratification of the appointment of Ernst & Young LLP, (iii) approved (on a non-binding basis) the compensation of the Company’s named executive officers, (iv) voted (on a non-binding basis) in favor of holding an advisory vote on executive compensation every year, (v) accepted the Company’s proposal to improve shareholder written consent (to amend the Fifth Amended and Restated Certificate of Incorporation to reduce the share ownership threshold to request a record date in connection with a stockholder written consent from 25% to 15%) and (vi) rejected a stockholder proposal to improve shareholder written consent.

The final voting results for each of the matters submitted to a vote of stockholders at the 2023 Annual Meeting are set forth below:

Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
José B. Alvarez	50,323,834	8,256,910	47,345	4,092,895
Marc A. Bruno	55,972,103	2,620,234	35,752	4,092,895
Larry D. De Shon	56,019,194	2,571,500	37,395	4,092,895
Matthew J. Flannery	58,040,943	552,852	34,294	4,092,895
Bobby J. Griffin	55,014,889	3,578,275	34,925	4,092,895
Kim Harris Jones	57,819,931	776,091	32,067	4,092,895
Terri L. Kelly	56,365,548	2,230,284	32,257	4,092,895
Michael J. Kneeland	57,175,767	1,417,107	35,215	4,092,895
Francisco J. Lopez-Balboa	58,173,666	419,625	34,798	4,092,895
Gracia C. Martore	57,417,451	1,178,620	32,018	4,092,895
Shiv Singh	56,018,193	2,574,087	35,809	4,092,895

Proposal 2. Ratification of Appointment of Public Accounting Firm.

For	Against	Abstain	Broker Non-Votes
59,853,510	2,828,777	38,697	*

* Not applicable.

Proposal 3. Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
54,787,942	3,769,988	70,159	4,092,895

Proposal 4. Advisory Vote on Frequency of Executive Compensation Vote.

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
57,126,756	82,792	1,378,597	39,944	4,092,895

As disclosed above, a substantial majority of the votes cast on Proposal 4 voted, on an advisory basis, to hold an advisory stockholder vote on executive compensation every year. In view of these voting results and in accordance with the Board’s recommendation, the Board has determined that an advisory vote on executive compensation will be submitted to stockholders every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

Proposal 5. Company Proposal to Improve Shareholder Written Consent (Amend Fifth Amended and Restated Certificate of Incorporation to Reduce Share Ownership Threshold to request a record date in connection with a stockholder written consent from 25% to 15%).

For	Against	Abstain	Broker Non-Votes
57,221,342	648,846	757,901	4,092,895

Proposal 6. Stockholder Proposal to Improve Shareholder Written Consent.

For	Against	Abstain	Broker Non-Votes
19,609,458	38,795,895	222,736	4,092,895

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the United Rentals, Inc. Fifth Amended and Restated Certificate of Incorporation of United Rentals, Inc, effective May 4, 2023.
3.2	Sixth Restated Certificate of Incorporation of United Rentals, Inc., effective May 4, 2023
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023

UNITED RENTALS, INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA) , INC.
By: /s/ Joli L. Gross
Name: Joli L. Gross Title: Senior Vice President, General Counsel and Corporate Secretary